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                                                                 EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2003, in Amendment No. 1 to the Registration Statement (Form S-3, No. 333-103980) and related Prospectus of ViroLogic, Inc. for the registration of 12,726,809 shares of its common stock.



                                                          /s/ ERNST & YOUNG LLP


Palo Alto, California
March 25, 2003